LB Series Fund, Inc.

Form N-SAR for
Period Ended 06-30-03

INDEX TO EXHIBITS

EXHIBIT NO.                        ITEM
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    1.            Explanation of mergers into LB Series Fund.  (Item 77.M.)

    2.            Amendment to Bylaws (Item 77Q1(a))